Exhibit 99.1

American Water Capital Corp. Announces Proposed Private Placement of $900 Million of Exchangeable Senior Notes

CAMDEN, N.J. – June 26, 2023 – American Water Capital Corp. (“AWCC”), a wholly owned finance subsidiary of American Water Works Company, Inc. (NYSE: AWK) (“American Water”), announced today that it intends to offer $900 million aggregate principal amount of its Exchangeable Senior Notes due 2026 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). AWCC also intends to grant the initial purchasers of the notes an option to purchase, within a 13-day period beginning on, and including, the first date on which the notes are issued, up to an additional $135 million aggregate principal amount of the notes.

The notes will be senior unsecured obligations of AWCC and will have the benefit of a support agreement from American Water, referred to as the “support agreement,” which serves as a functional equivalent of a guarantee by American Water of the obligations of AWCC under the notes. The notes will accrue interest payable semi-annually in arrears and will mature on June 15, 2026, unless earlier exchanged or repurchased.

The notes will be exchangeable (1) for cash up to the aggregate principal amount of the notes to be exchanged and (2) for cash, shares of American Water’s common stock (“common stock”) or a combination of cash and shares of common stock, at AWCC’s election, in respect of the remainder, if any, of the exchange obligation in excess of the aggregate principal amount of the notes being exchanged. Prior to the close of business on the business day immediately preceding March 15, 2026, the notes will be exchangeable at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. On or after March 15, 2026, until the close of business on the business day immediately preceding the maturity date, the notes will be exchangeable at the option of the noteholders at any time regardless of these conditions or periods.

AWCC may not redeem the notes prior to the maturity date, and no sinking fund is provided for the notes. Subject to certain conditions, holders of the notes will have the right to require AWCC to repurchase all or a portion of their notes upon the occurrence of a fundamental change (as defined in the indenture that will govern the notes) at a repurchase price of 100% of their principal amount plus any accrued and unpaid interest. In connection with certain corporate events, AWCC will, under certain circumstances, increase the exchange rate for noteholders who elect to exchange their notes in connection with any such corporate event.

AWCC intends to use the net proceeds from the offering to repay its commercial paper obligations and for general corporate purposes.

The proposed offering is subject to market and other conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.

The notes are being offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The notes, the support agreement obligations and the shares of common stock deliverable upon exchange of the notes, if any, have not been, nor will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, and no offer, solicitation or sale of any securities shall be made, in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About American Water

American Water (NYSE: AWK) is the largest regulated water and wastewater utility company in the United States. With a history dating back to 1886, We Keep Life Flowing® by providing safe, clean, reliable and affordable drinking water and wastewater services to more than 14 million people with regulated operations in 14 states and on 18 military installations. American Water’s 6,500 talented professionals leverage their significant expertise and the company’s national size and scale to achieve excellent outcomes for the benefit of customers, employees, investors and other stakeholders.

About AWCC

American Water’s financing activities include, among other things, the issuance of long-term and short-term debt, primarily through AWCC, its wholly owned finance subsidiary. AWCC has no significant assets or operations other than as associated with these financing activities. AWCC loans all of the net proceeds of its long-term debt financings to American Water’s operating subsidiaries in its Regulated Businesses segment, as well as to American Water. AWCC also provides liquidity to the Regulated Businesses segment and American Water through AWCC’s revolving credit facility and commercial paper program. AWCC may also perform other ancillary services directly related to these financing activities, including cash management activities and hedging of interest-rate and other market risk exposures associated with indebtedness. The proceeds of all of AWCC’s long-term debt have been loaned to subsidiaries in American Water’s Regulated Businesses segment or to American Water, which debt is evidenced by promissory notes issued to AWCC by such subsidiaries or American Water, as applicable.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release including, without limitation, with respect to the private placement of AWCC’s securities and the intended use of proceeds, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “likely,” “uncertain,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “should,” “will” and “could” or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on American Water’s current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results, levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this press release as a result of the factors discussed in American Water’s Annual Report on Form 10-K for the year ended Dec. 31, 2022, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower customer rates; the timeliness and outcome of regulatory commissions’ and other authorities’ actions concerning rates, capital structure, authorized return on equity, capital investment, system acquisitions and dispositions, taxes, permitting, water supply and management, and other decisions; changes in customer demand for, and patterns of use of, water and energy, such as may result from conservation efforts, or otherwise; limitations on the availability of American Water’s water supplies or sources of water, or restrictions on its use thereof, resulting from allocation rights, governmental or regulatory requirements and restrictions, drought, overuse or other factors; a loss of one or more large industrial or commercial customers due to adverse economic conditions, or other factors; changes in laws, governmental regulations and policies, including with respect to the environment, health and safety, data and consumer privacy, security and protection, water quality and water quality accountability, contaminants of emerging concern, public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections and changes in federal, state and local executive administrations; American Water’s ability to collect, distribute, use, secure and store consumer data in compliance with current or future governmental laws, regulations and policies with respect to data and consumer privacy, security and protection; weather conditions and events, climate variability patterns, and natural disasters, including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding, pandemics (including COVID-19) and epidemics, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms, sinkholes and solar flares; the outcome of litigation and similar governmental and regulatory proceedings, investigations or actions; the risks associated with American Water’s aging infrastructure, and its ability to appropriately improve the resiliency of or maintain and replace, current or future infrastructure and systems, including its technology and other assets, and manage the expansion of its businesses; exposure or infiltration of American Water’s technology and critical infrastructure systems, including the disclosure of sensitive, personal or confidential information contained therein, through physical or cyber attacks or other means; American Water’s ability to obtain permits and other approvals for projects and construction of various water and wastewater facilities; changes in American Water’s capital requirements; American Water’s ability to control operating expenses and to achieve operating efficiencies; the intentional or unintentional actions of a third party, including contamination of American Water’s water supplies or the water provided to its customers; American Water’s ability to obtain and have delivered adequate and cost-effective supplies of pipe, equipment (including personal protective equipment), chemicals, power and other fuel, water and other raw materials, and to address or mitigate supply chain constraints that may result in delays or shortages in, as well as increased costs of, supplies, products and materials that are critical to or used in American Water’s business operations; American Water’s ability to successfully meet its operational growth projections, either individually or in the aggregate, and capitalize on growth opportunities, including, among other things, with respect to: (a) acquiring, closing and successfully integrating regulated operations; (b) American Water’s Military Services Group entering into new military installation contracts, price redeterminations, and other agreements and contracts, with the U.S. government; and (c) realizing anticipated benefits and synergies from new acquisitions; risks and uncertainties following the completion of the sale of American Water’s Homeowner Services Group (“HOS”), including: (a) American Water’s ability to receive any contingent consideration provided for in the HOS sale, as well as amounts due, payable and owing to American Water under the seller note when due; and (b) the ability of American Water to redeploy successfully and timely the net proceeds of this transaction into American Water’s Regulated Businesses; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement and security regulations; cost overruns relating to improvements in or the expansion of American Water’s operations; American Water’s ability to successfully develop and implement new technologies and to protect related intellectual property; American Water’s ability to maintain safe work sites; American Water’s exposure to liabilities related to environmental laws and similar matters resulting from, among other things, water and wastewater service provided to customers; the ability of energy providers, state governments and other third parties to achieve or fulfill their GHG emission reduction goals, including without limitation through stated renewable portfolio standards and carbon transition plans; changes in general economic, political, business and financial market conditions; access to sufficient debt and/or equity capital on satisfactory terms and as needed to support operations and capital expenditures; fluctuations in inflation or interest rates, and American Water’s ability to address or mitigate the impacts thereof; the ability to comply with affirmative or negative covenants in the current or future indebtedness of American Water or any of its subsidiaries, or the issuance of new or modified credit ratings or outlooks by credit rating agencies with respect to American Water or any of its subsidiaries (or any current or future indebtedness thereof), which could increase financing costs or funding requirements and affect American Water’s or its subsidiaries’ ability to issue, repay or redeem debt, pay dividends or make distributions; fluctuations in the value of, or assumptions and estimates related to, its benefit plan assets and liabilities, including with respect to its pension and other post-retirement benefit plans, that could increase expenses and plan funding requirements; changes in federal or state general, income and other tax laws, including (i) future significant tax legislation, and (ii) the availability of, or American Water’s compliance with, the terms of applicable tax credits and tax abatement programs; migration of customers into or out of American Water’s service territories and changes in water and energy consumption resulting therefrom; the use by municipalities of the power of eminent domain or other authority to condemn the systems of one or more of American Water’s utility subsidiaries, or the assertion by private landowners of similar rights against such utility subsidiaries; any difficulty or inability to obtain insurance for American Water, its inability to obtain insurance at acceptable rates and on acceptable terms and conditions, or its inability to obtain reimbursement under existing or future insurance programs and coverages for any losses sustained; the incurrence of impairment charges, changes in fair value and other adjustments related to American Water’s goodwill or the value of its other assets; labor actions, including work stoppages and strikes; American Water’s ability to retain and attract highly qualified and skilled employees and/or diverse talent; civil disturbances or unrest, or terrorist threats or acts, or public apprehension about future disturbances, unrest, or terrorist threats or acts; and the impact of new, and changes to existing, accounting standards.

Defined terms used in this press release but not defined herein shall have the meanings ascribed to such terms in American Water’s Form 10-K for the year ended Dec. 31, 2022. These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above, and the risk factors and other statements included in American Water’s annual, quarterly and other SEC filings, and readers should refer to such risks, uncertainties, risk factors and other statements in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this press release. American Water does not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. New factors emerge from time to time, and it is not possible for American Water to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on American Water’s businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

AWK-IR

Investor Contact:

Aaron Musgrave

Vice President, Investor Relations

856-955-4029

Aaron.musgrave@amwater.com

Media Contact:

Ruben Rodriguez

Senior Director, External Communications

856-955-4180

ruben.e.rodriguez@amwater.com

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